UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2019 (April 9, 2019)

CRESTWOOD EQUITY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 3400

Houston, Texas 77002

(Address of Principal Executive Offices)

(832) 519-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Units representing limited partnership interests	CEQP	New York Stock Exchange

Introductory Note

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission by Crestwood Equity Partners LP (the “Company” or “CEQP”) on April 10, 2019 (the “Original Form 8-K”), on April 9, 2019, Crestwood Niobrara LLC, a subsidiary of Crestwood Midstream Partners LP (“CMLP”), CEQP’s wholly-owned subsidiary, completed its acquisition (the “Acquisition”) of the remaining 50% interest in Jackalope Gas Gathering Services, L.L.C. (“Jackalope”), an Oklahoma limited liability company, pursuant to the Purchase Agreement by and among Crestwood Niobrara LLC and Williams MLP Operating, LLC dated as of April 9, 2019.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K to provide the following:

•	the unaudited financial statements of Jackalope (for the period described in Item 9.01(a) below) and the notes thereto;

•	the audited financial statements of Jackalope (for the period described in Item 9.01(a) below), the notes thereto and the Report of Independent Auditors; and

•	the unaudited pro forma condensed combined financial information described in Item 9.01(b) below.

No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Acquisition.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

•

Unaudited financial statements of Jackalope as of March 31, 2019 and for the three months ended March 31, 2019 and 2018, and the related notes to the financial statements, attached as Exhibit 99.3 hereto; and

•

Audited financial statements of Jackalope as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the related notes to the financial statements, attached as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Acquisition, attached as Exhibit 99.1 hereto:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2019;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2019;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2018; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1	Unaudited pro forma condensed combined financial information of CEQP as of and for the three months ended March 31, 2019 and for the year ended December 31, 2018

99.2	Historical audited financial statements of Jackalope as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018

99.3	Historical unaudited financial statements of Jackalope as of March 31, 2019 and for the three months ended March 31, 2019 and 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

By:	Crestwood Equity GP LLC, its General Partner

By:	/s/ Robert T. Halpin
Robert T. Halpin
Executive Vice President and Chief Financial Officer

Dated: June 14, 2019